DSS AmericaFirst Defensive Growth Fund

Class A: DGQAX Class U: DGQUX Class I: DGQIX

Supplement dated August 28, 2024
to the Prospectus and Summary Prospectus each dated October 25, 2023, as previously supplemented from time to time, with respect to the Fund above.

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The following changes will be effective on or about 60 days after the date of this supplement.

The Fund will be renamed as the DSS AmericaFirst Total Return Bond Fund.

The Fund’s investment objective will change from “The Fund seeks to achieve capital appreciation through all market cycles”; to “The Fund seeks to achieve total return from income and capital gains.”

The Fund will adopt a policy that, under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds.  The Fund will define bonds as debt instruments and exchange-traded funds that primarily invest in debt instruments, as well as forwards, options, options on futures, futures, and swaps on the preceding.

The Fund’s principal investment strategies and related risks will change to align with the Fund’s new name.  The Fund will no longer be subject to certain equity-related principal investment risks, but will be subject to debt related risks, some of which are presented below.

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Credit Risk.  There is a risk that issuers will not make payments on securities held by the Fund, resulting in losses to the Fund.

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Debt Securities Risk.  When the Fund invests in debt securities the value of your investment in the Fund will fluctuate with changes in interest rates.  Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).  Convertible debt is a hybrid security that has characteristics of both debt and equity securities and is subject to risks associated with both debt and equity securities.

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ETF Risk.  When the Fund invests in an ETF, it will indirectly bear its proportionate share of any fees and expenses payable directly by the ETF.  Therefore, the Fund will incur higher expenses, many of which may be duplicative.  Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.

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Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.

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Junk Bond Risk.  Lower-quality bonds, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default.  An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds.  If they become illiquid, the market price for these bonds could decrease and reduce the Fund's share price.

Additional information will be provided to shareholders once the changes are effective.

The Statement of Additional Information dated October 25, 2023, and the Prospectus dated October 25, 2023, each as supplemented from time to time provide information that you should know before investing in the Fund and should be retained for future reference.  The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  All of these documents are available upon request and without charge by calling shareholder services at 1-877-217-8501.

Please retain this Supplement for future reference.